Exhibit 10.59

SUPPORT AGREEMENT

This Support Agreement (“Agreement”) is entered into as of May 11, 2011 (the “Effective Date”), by and between Justin L. Smith (“Smith”), and Alan M. Meckler (“Stockholder”).

Recitals

A.   Stockholder is a holder of record or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of capital stock of WebMediaBrands Inc., a Delaware corporation (the “Company”).

B.   Smith is the founder, chief executive officer and largest stockholder of Inside Network, Inc., a California corporation (“INI”).

C.   The Company, Smith and the other holders of INI equity securities are entering into a Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) pursuant to which the Company is agreeing to acquire all of the issued and outstanding capital stock of INI (the “Acquisition”).

D.   In order to induce Smith to enter into the Purchase Agreement, Stockholder is entering into this Agreement.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

Certain Definitions

Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Purchase Agreement.  For purposes of this Agreement:

1.1   “Change of Control” shall mean (A) the closing of the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company, (B) the consummation of the merger or consolidation of the Company with or into another Person (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least fifty percent (50%) of the voting power of the outstanding capital stock of the Company or the surviving or acquiring Person), (C) whether in one transaction or a series of related transactions, the closing of the transfer (whether by merger, consolidation or otherwise) to, or the closing of a tender offer by, a Person or group of affiliated Persons (other than an underwriter of the Company’s securities), of the securities of this Company, if, after such closing, such Person or group of affiliated Persons would hold outstanding stock with fifty percent (50%) or more of the voting power of the Company, (D) a liquidation, dissolution or winding up of the Company or (E) the exclusive, irrevocable licensing of substantially all of the intellectual property of the Company.

1.2   “Designated Securities” shall mean those Subject Securities that are entitled to be voted on the composition of the Company’s board of directors over which Stockholder has voting control (within the meaning of Rule 13d-3 under the Exchange Act).

1.3   Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (a) is the record owner of such security; or (b) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

1.4   “Person” shall mean any (a) individual, (b) corporation, limited liability company, partnership or other entity, or (c) governmental authority.

1.5   “Subject Securities” shall mean, during the period from the date of this Agreement through the Voting Covenant Expiration Date, all securities of the Company (including all shares of capital stock of the Company and all options, warrants and other rights to acquire shares of capital stock of the Company) Owned by Stockholder as of (a) the record date of any meeting of the stockholders of the Company, however called, or (b) the effective date of any written action by consent of stockholders of the Company.

1.6   A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (a) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Smith; (b) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Smith; or (c) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

1.7   “Voting Covenant Expiration Date” shall mean the earliest of (a) the third anniversary of the Effective Date; (b) the date on which Smith’s employment with the Company terminates for “Cause” (as such term is defined in that certain Employment Agreement between the Company and Smith dated as of the date hereof (the “Employment Agreement”)); (c) if Smith’s employment with the Company terminates for any reason other than “Cause,” the later of the date on which Smith’s employment with the Company terminates and the second anniversary of the Effective Date; (d) an uncured material breach by Smith of any provision of Section 6 (Restrictive Covenants) of the Employment Agreement; (e) a Change of Control; or (f) the date on which Smith first ceases to Own at least 500,000 shares of common stock of the Company (subject to adjustment for stock splits, combinations and similar adjustments).

ARTICLE II

Voting of Shares

2.1   Voting Covenant.  Stockholder hereby agrees that, prior to the Voting Covenant Expiration Date, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Smith, Stockholder shall cause the Designated Securities to be voted in favor of the election of Smith to the Board of Directors of the Company (but only to the extent Smith has met the criteria of the Nominating Committee of the Board of Directors and has agreed to be so nominated to, and to serve on, the Board of Directors).  Prior to the Voting Covenant Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the preceding sentence.  The parties agree that Stockholder may vote the Designated Securities, in any other manner, on all other matters not expressly agreed to in this Section 2.1.

2.2   No Restrictions on Transfer.  Nothing in this Agreement prohibits or otherwise restricts Stockholder from effecting a Transfer of the Subject Securities, provided, however, that any such Transfer of Subject Securities in any single transaction or series of related transactions constituting more than 10% of the Stockholder’s Subject Securities at the Effective Date shall only occur with a similar obligation on the part of the transferee to vote such Transferred Subject Securities consistent with the obligations hereunder.

2.3   Proxy.  Contemporaneously with the execution of this Agreement:  (i) Stockholder shall deliver to Smith a proxy in substantially the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law prior to the Voting Covenant Expiration Date with respect to the shares referred to therein (the “Proxy”); and (ii) Stockholder shall use commercially reasonable efforts to cause to be delivered to Smith an additional proxy (in substantially the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding Designated Shares of the Company that are owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act), but not of record, by Stockholder.

ARTICLE III

Representations and Warranties of Stockholder

Stockholder hereby represents and warrants to Smith as follows:

3.1   Authorization, etc. Stockholder has the right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform his or its obligations hereunder and thereunder.  This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.2   No Conflicts or Consents.

(a)   The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or it or any of his or its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his or its Affiliates or properties is or may be bound or affected.

(b)   The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not, require any consent or approval of or notice to any Person.

3.3   Title to Securities.  As of the date of this Agreement:  (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than encumbrances and restrictions in favor of Smith pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, the Exchange Act, and the “blue sky” laws of the various states of the United States) the number of outstanding shares of capital stock of the Company set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of capital stock of the Company set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

3.4   Accuracy of Representations.  The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement.

ARTICLE IV

Additional Covenants of Stockholder

4.1   Further Assurances.  From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall use commercially reasonable efforts to take such further actions, as Smith may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

ARTICLE V

Miscellaneous

5.1   Action in Stockholder Capacity Only.  The parties acknowledge that this Agreement is entered into by Stockholder in his capacity as Owner of the Subject Securities and that nothing in this Agreement shall in any way restrict or limit any director or officer of the Company (including, without limitation, Stockholder) from taking any action in his or her capacity as a director or officer of the Company that he or she, in good faith, reasonably believes is necessary for him or her to comply with his or her fiduciary duties as a director or officer of the Company, and no such action taken (or omitted to be taken) by Stockholder in any such capacity shall be deemed to constitute a breach of or a default under any provision of this Agreement; provided, however, that Stockholder in his capacity as Owner of the Subject Securities is obligated to comply with the terms of this Agreement.  Smith acknowledges that Stockholder cannot bind the Company in connection with any matter contemplated hereby, and is not so binding the Company hereunder, without the express written authorization of the Company’s Board of Directors.

5.2   Survival of Representations, Warranties and Agreements.  All representations, warranties, covenants and agreements made by Stockholder in this Agreement shall survive until the Voting Covenant Expiration Date.

5.3   Expenses.  All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

5.4   Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt between 9:00 am and 5:00 pm local time on a Business Day, or at 9:00 am local time on the next Business Day if delivered other than between 9:00 am and 5:00 pm local time on a Business Day) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the respective parties to this Agreement at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.4):

if to Stockholder:

at the address set forth on the signature page hereof; and

with a copy (which shall not constitute notice) to:

Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, NC 27607
Facsimile: (919) 781-4865
Attention: David L. Wilke, Esq.

if to Smith:

Justin L. Smith
2328 Williams Street
Palo Alto, CA 94306
Tel No.: (650) 468-5175
Fax No.: (650) 618-2788

with a copy (which shall not constitute notice) to:

Jones Day
1755 Embarcadero Road
Palo Alto, CA 94303
Attention: R. Todd Johnson, Esq.
Tel No.: (650) 739-3999
Fax No.: (650) 739-3900

5.5   Severability.  If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement.  Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

5.6   Entire Agreement.  This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.  No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

5.7   Assignment; Binding Effect.  Neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder or Smith, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void.  This Agreement shall only be binding upon the parties hereto, and shall not be binding upon any third party, including any purchaser, transferee, or assignee of the Subject Securities.

5.7   Indemnification. Stockholder shall hold harmless and indemnify Smith from and against, and shall compensate and reimburse Smith for, any loss, damage, claim, liability, fee (including attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by Smith, or to which Smith otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Agreement, or (b) any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Agreement or in the Proxy.

5.9   Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached.  Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Smith shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.  Stockholder further agrees that neither Smith nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.9, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.10   Non-Exclusivity.  The rights and remedies of Smith under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).  Without limiting the generality of the foregoing, the rights and remedies of Smith under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.  Nothing in this Agreement shall limit any of Stockholder’s obligations, or the rights or remedies of Smith, under any other agreement between Smith and Stockholder; and nothing in any such agreement shall limit any of Stockholder’s obligations, or any of the rights or remedies of Smith, under this Agreement.

5.11   Governing Law; Venue.

(a)   This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b)   Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of New York. Each party:

(i)    expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of New York in connection with any such legal proceeding;

(ii)    agrees that service of any process, summons, notice or document by U.S. mail addressed to him or it at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iii)   agrees that each state and federal court located in the State of New York shall be deemed to be a convenient forum; and

(iv)    agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(c)   EACH PARTY IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

5.12   Counterparts.  This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

5.13   Captions.  The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.14   Attorneys’ Fees.  In any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

5.15   Waiver.  No failure on the part of a party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of a party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  Neither party shall be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.16   Construction.

(a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)   The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)   As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)   Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

In Witness Whereof, Smith and Stockholder have caused this Agreement to be executed as of the date first written above.

/s/ Justin L. Smith
Justin L. Smith

Address:

Facsimile:

/s/ Alan M. Meckler
Alan M. Meckler

Address:	50 Washington Street
South Norwalk, CT 06854

Facsimile:	(203) 831-0252

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Exhibit A
Form Of Irrevocable Proxy

The undersigned stockholder (the “Stockholder”) of WebMediaBrands Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Justin L. Smith the attorney and proxy of the Stockholder with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to the outstanding shares of capital stock of the Company owned of record by the Stockholder as of (i) the record date of any meeting of the stockholders of the Company, however called, or (ii) the effective date of any written action by consent of stockholders of the Company (the “Shares”), for the sole purpose expressly provided in this proxy.  Upon the execution hereof, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable, is coupled with an interest and is granted in connection with the Support Agreement, dated as of the date hereof, between Smith and the Stockholder (the “Support Agreement”), and is granted in consideration of Smith entering into the Stock Purchase Agreement, dated as of the date hereof, between the stockholders of Inside Network, Inc., a California corporation, the Company and Smith as Stockholder Representative (the “Purchase Agreement”).  This proxy will terminate on the Voting Covenant Expiration Date (as defined in the Support Agreement).

The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Voting Covenant Expiration Date at any meeting of the stockholders of the Company, however called, and in connection with any written action by consent of stockholders of the Company solely for the purpose of voting, or providing written consent, in favor of the election of Smith to the Board of Directors of the Company (but only to the extent Smith has met the criteria of the Nominating Committee of the Board of Directors and has agreed to be so nominated to, and to serve on, the Board of Directors).

The Stockholder may vote the Shares on all other matters (including for additional nominees to the Board of Directors of the Company up to the number of directors to be elected, less one), in any manner, not expressly referred to in this proxy, and the attorney and proxy named above may not exercise this proxy with respect to such other matters.

This proxy shall not be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares, except as otherwise set forth in the Support Agreement).

If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy.  Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.  This proxy is subject to the terms of the Support Agreement and in the event of an inconsistency between the terms of this proxy and the Support Agreement, the terms of the Support Agreement shall govern.

Dated: _______, 2011	/s/ Alan M. Meckler
Alan M. Meckler